UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

OLD DOMINION ELECTRIC COOPERATIVE

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Dominion Boulevard Glen Allen, Virginia		23060
(Address of Principal Executive Offices)		(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

See Item 5.02 below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On February 22, 2023, Old Dominion Electric Cooperative ("ODEC") entered into an employment agreement with Marcus M. Harris, our President and Chief Executive Officer, with an effective date of January 1, 2023. This agreement supersedes his previous employment agreement effective January 1, 2020.

The employment agreement is for a term of five years. The agreement provides that he will receive an annual base salary of $1,150,000, effective as of January 1, 2023. Salary increases shall be considered at each year end and shall be awarded at the discretion of the board of directors. The employment agreement also provides for two retention bonus payments as long as Mr. Harris is actively employed by ODEC and meets certain eligibility requirements. The first and second retention bonus payments of $250,000 each are payable the first regularly scheduled pay period after December 31, 2025, and December 31, 2027, respectively. Additionally, Mr. Harris will be provided a $1,500 monthly automobile allowance. Mr. Harris is also entitled to participate in all benefit plans available to the employees of ODEC.

Under the agreement, if Mr. Harris voluntarily terminates his employment following a material breach by ODEC or ODEC terminates his employment without specified cause, ODEC will pay Mr. Harris compensation at the rate in effect on the date of termination for one additional year from the date of termination, plus medical insurance benefits, with limited exceptions.

A copy of the employment agreement is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The Exhibit listed below is being furnished with this Form 8-K.

Exhibit No.	Description
10.1	Employment agreement effective as of January 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: February 27, 2023	/s/ Bryan S. Rogers
Bryan S. Rogers
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)